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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 12, 2004


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


     Commission     Registrant, State of Incorporation,        I.R.S Employer
      File No.       Address, and Telephone Number           Identification No.

      1-15467             Vectren Corporation                   35-2086905
                        (An Indiana Corporation)
                         20 N.W. Fourth Street,
                        Evansville, Indiana 47708
                            (812) 491-4000

      1-16739           Vectren Utility Holdings, Inc.          35-2104850
                        (An Indiana Corporation)
                         20 N.W. Fourth Street,
                        Evansville, Indiana 47708
                            (812) 491-4000


            Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Vectren Corporation (the Company), an energy holding and applied technology company, announced it has entered into a settlement with several parties, including the Indiana Office of Utility Consumer Counselor, the Indiana Gas Industrial Group, and the Citizens Action Coalition of Indiana, Inc., regarding proposed changes to gas distribution base rates and charges for its wholly owned subsidiary, Indiana Gas Company, Inc which does business as Vectren Energy Delivery of Indiana, Inc. - North. The settlement agreement has been filed with the Indiana Utility Regulatory Commission. A copy of the press release is furnished as Exhibit 99-1 to this Current Report.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99-2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VECTREN CORPORATION
                                          VECTREN UTILITY HOLDINGS, INC.

October 12, 2004


                                          By:  /s/ M. Susan Hardwick
                                          -------------------------------------
                                          M. Susan Hardwick
                                          Vice President and Controller

                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 7.01:



 Exhibit
 Number       Description


 99-1 Press Release - Settlement Reached on Vectren North Natural Gas Base Rate Increase

 99-2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995